EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of NF Energy Saving Corporation (the "Company") for the three months ended March 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lihua Wang, certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

(1)              The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, thefinancial condition and results of operations of the Company for the three months ended March 31, 2011.

NF Energy Saving Corporation

Date: May 11, 2011	By:	/S/ Lihua, Wang

(Principal Financial and Accounting Officer)